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                                                                   EXHIBIT 10.41



                                SECOND AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT


            Second Amendment dated as of June 30, 1997 to Revolving Credit Agreement (the "Second Amendment"), by and among FLEXTRONICS INTERNATIONAL USA, INC., a California corporation (the "Borrower"), BANKBOSTON, N.A. (FORMERLY KNOWN AS THE FIRST NATIONAL BANK OF BOSTON) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit Agreement dated as of March 27, 1997 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

            WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1.  AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section
1.1 of the Credit Agreement is hereby amended as follows:


            (a) The definition of "Security Documents" is hereby amended by inserting immediately after the words "the Security Agreements" which appear in such definition the words "the Swedish Pledge Documents"; and

            (b) Section 1.1 of the Credit Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:

                        Swedish Agency Agreement. The Agency Account Agreement
            dated as of June 30, 1997 among Flextronics Sweden, the Agent and Flextronics Sweden's account bank, and in form and substance satisfactory to the Agent.

                        Swedish Pledge Agreement. The Pledge Agreement dated as
            of June 30, 1997 between Flextronics Sweden and the Agent, which Pledge Agreement shall be in form and substance satisfactory to the Agent, pursuant to which Flextronics Sweden has pledged to the Agent for the benefit of the Banks and the Agent a security interest in its accounts receivable.

                        Swedish Pledge Documents. Collectively, the Swedish
            Agency Agreement, the Swedish Pledge Agreement and each other document, agreement or instrument executed in connection therewith.


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            SECTION 2.  AMENDMENT TO SECTION 8 OF THE CREDIT AGREEMENT. Section
8.14 of the Credit Agreement is hereby amended by deleting the words "June 30, 1997" which appear in Section 8.14 and substituting in place thereof the words "September 15, 1997".

            SECTION 3. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall not become effective until the Agent receives the following documents:

            (a) a counterpart of this Second Amendment, executed by the Borrower, the Guarantors and the Majority Banks; and

            (b) evidence satisfactory to the Agent that the Swedish Pledge Documents have been executed and delivered by the parties thereto, all appropriate notices have been delivered to the account debtors and all necessary consents have been obtained, and the Agent has a first priority perfected security interest in the Accounts Receivable of Flextronics Sweden.

            SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 7 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Second Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

            SECTION 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

            SECTION 6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

            SECTION 7. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

            SECTION 8. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

            IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a

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                                                                          Page 3



document under seal as of the date first above written.

                                         FLEXTRONICS INTERNATIONAL USA, INC.



                                         By:____________________________________
                                         Title:


                                         BANKBOSTON, N.A.



                                         By:____________________________________
                                         Title:


                                         ABN AMRO BANK N.V.



                                         By:____________________________________
                                         Title:

                                         THE BANK OF NOVA SCOTIA



                                         By:____________________________________
                                         Title:

                                         BANQUE PARIBAS



                                         By:____________________________________
                                         Title:

                                         SKANDINAVISKA ENSKILDA BANKEN
                                         CORPORATION


                                         By:____________________________________
                                         Title:

                                         BANQUE NATIONALE DE PARIS, SAN
                                         FRANCISCO BRANCH


                                         By:____________________________________
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                                                                          Page 4



                                         Title:

                                         By:____________________________________
                                         Title:


                                         COMERICA BANK



                                         By:____________________________________
                                         Title:

                                         DE NATIONALE INVESTERINGSBANK ASIA
                                         LTD.



                                         By:____________________________________
                                         Title:

                                         THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                         By:____________________________________
                                         Title:


                                         THE LONG-TERM CREDIT BANK OF JAPAN,
                                         LTD., LOS ANGELES AGENCY



                                         By:____________________________________
                                         Title:

                                         SANWA BANK CALIFORNIA



                                         By:____________________________________
                                         Title:

                                         SUMITOMO BANK OF CALIFORNIA



                                         By:____________________________________
                                         Title:
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                                                                          Page 5



                                         UNION BANK OF CALIFORNIA



                                         By:____________________________________
                                         Title:



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                                                                          Page 6




                            RATIFICATION OF GUARANTY

            Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Second Amendment as of June 30, 1997, and agrees that each of the Guarantees dated as of March 27, 1997 from each of the undersigned Guarantors remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.


                                        FLEXTRONICS INTERNATIONAL LTD.



                                        By:__________________________________
                                        Title:


                                        FLEXTRONICS INTERNATIONAL (UK) LTD.



                                        By:__________________________________
                                        Title:


                                        FLEXTRONICS MANUFACTURING (HK) LTD.



                                        By:__________________________________
                                        Title:


                                        FLEXTRONICS SINGAPORE PTE. LTD.



                                        By:__________________________________
                                        Title:


                                        FLEXTRONICS HOLDING (UK) LTD.



                                        By:__________________________________
                                        Title:


                                        FLEXTRONICS MALAYSIA SDN BHD


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                                                                          Page 7



                                        By:__________________________________
                                        Title:

                                        FLEXTRONICS INTERNATIONAL
                                         MARKETING (L) LTD.



                                        By:__________________________________
                                        Title:


                                        FLEXTRONICS HOLDINGS AB



                                        By:__________________________________
                                        Title:


                                        FLEXTRONICS INTERNATIONAL
                                         SWEDEN AB



                                        By:__________________________________
                                        Title:

                                        ASTRON GROUP LIMITED



                                        By:__________________________________
                                        Title: